UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    January 7, 2008
                                                    (January 7, 2008)
                                                    ----------------------------


                                    SYMS CORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

            1-8546                                   22-2465228
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   (Commission File Number)               (IRS Employer Identification No.)


        Syms Way, Secaucus, New Jersey                          07094
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   (Address of Principal Executive Offices)                  (Zip Code)

                                 (201) 902-9600
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

     |_|    Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|    Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 7, 2008, Syms Corp (the "Company") issued a press release regarding its results of operations for third quarter ended December 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1.

         The information in this Item 2.02 of Form 8-K and the exhibit referenced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01    OTHER EVENTS.

In a press release issued by the Company on December 21, 2007, and described in the Form 8-K filed by the Company on the same date with the Securities and Exchange Commission (the "SEC"), the Company announced its intention to terminate the listing of its shares of Common Stock on the New York Stock Exchange and to deregister its securities under the Federal securities laws. Accordingly, on January 2, 2008 the Company filed Form 25 with the SEC and it is anticipated that the delisting and deregistration will become effective on January 14, 2008, thereby suspending the Company's reporting obligations under the Securities Exchange Act of 1934, as amended. Commencing on January 14, 2008 it is anticipated that the Company's securities will be eligible for quotation on the Pink Sheets.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (c)    Exhibits

           99.1 Press Release of the Company, dated January 7, 2008, regarding the results of operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYMS CORP

                                    By: /s/ Antone F. Moreira
                                       ----------------------------------------
                                         Name:   Antone F. Moreira
                                         Title:  Vice President, Chief Financial
                                                 Officer

Date: January 7, 2008

                                  EXHIBIT INDEX

Exhibit Number        Description
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99.1 Press Release of Syms Corp, dated January 7, 2008, regarding the results of operations.